Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.




July 8, 1994


American Home Products Corporation
Five Giralda Farms
Madison, NJ 07904

         Attention:       Fred Hassan
                          Senior Vice President

Wyeth-Ayerst Laboratories
555 Lancaster Avenue
St. Davids, PA 19087

         Attention:       Dr. Hans Mueller
                          Senior Vice President


         Re:              Agreement to Form IL-12 Joint Venture
                          -------------------------------------

Gentlemen/Mesdames:


         This letter sets forth our understanding of the basic business and commercial terms of our agreement (the "Agreement") to enter into a joint venture for the development and commercialization of interleukin-12 in all countries throughout the world except Japan (the "Territory"). If this letter reflects your understanding, kindly sign both enclosed copies of this letter and return one copy to my attention, and we can proceed with the project and the preparation of the definitive documents contemplated by this Agreement.

1.       BACKGROUND.

         Genetics Institute, Inc. ("GI"), in partial collaboration with the Wistar Institute, Inc. ("Wistar"), identified, isolated, purified and cloned IL-12 (as defined below) and plans to develop, use, manufacture, distribute and sell products derived from IL-12 throughout the world. GI has obtained an exclusive license from Wistar for GI and its affiliates under Wistar's interest in the resulting IL-12 patent and know-how rights (the "Wistar Rights"), pursuant to a License Agreement dated as of June 22, 1992, as amended, by and between GI and Wistar (the "Wistar License Agreement").

         GI also entered into a pre-clinical collaboration and cross-license with F. Hoffmann-La Roche Ltd. and Hoffmann-La Roche Inc.

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Exchange Commission.  Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -2-

(collectively, "Roche") pursuant to a Heads of Agreement dated as of May 4, 1992, as amended, by and between Roche and GI, which will be superseded by a definitive agreement implementing its terms, (the "Roche License Agreement") with respect to their respective patent rights to IL-12, and the patent rights and know-how arising out of their pre-clinical collaboration (the "Roche Rights"). The pre-clinical collaboration ended on ************; however, the cross-license survives.

         GI has determined that it is in its strategic interest to seek a partner for the development and commercialization of IL- 12. In accordance with Section 3.07 of the Governance Agreement (the "Governance Agreement") dated as of January 16, 1992, among GI, American Home Products Corporation ("AHP") and AHP Biotech Holdings, Inc. ("Holdings"), GI obtained from its Board of Directors a waiver of the requirements of clauses (i) and (ii) of that Section before making an offer to AHP with respect to IL-12 thereunder. Pursuant to such waiver, on March 10, 1994, GI made an offer under Section 3.07 to AHP through its Wyeth-Ayerst Laboratories Division ("Wyeth") to participate exclusively with GI in the development and commercialization of its IL-12 therapeutic protein outside North America and Japan (the "Offer"). Such Offer remains open and valid through July 8, 1994. AHP has considered the Offer in good faith, and pursuant to subsection (c) of Section 3.07, AHP has proposed alternative terms which GI has considered and discussed with AHP in good faith, and AHP has revised such terms based on such discussions.

         This letter sets forth the basic business and commercial terms of a development and commercialization transaction that is based on these alternative terms and, upon execution, constitutes a modification to the Offer and acceptance of such modified Offer.


2.       PRODUCT AND THERAPEUTIC FIELDS.

         The Product (as defined in the Governance Agreement) is IL-12 for use in the prevention or treatment of disease in humans, excluding animal, diagnostic or research reagent uses (the "Field"). Indications in the Field include, without limitation, administration of IL-12 itself, in combination with at least one other therapeutic, or as a Vaccine Adjuvant (as defined below) or the use of the polynucleotides encoding IL-12 in Gene Therapy (as defined below). GI agrees to include appropriate provisions in any of its agreements with third parties relating to animal, diagnostic or research reagent uses of IL-12 to inform such parties of the exclusive rights held by the joint venture in the Field, and to prevent, to the extent permitted by law, such third party from

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -3-


making, using or selling IL-12 other than exclusively for animal, diagnostic or research reagent purposes.

         As used in this Agreement, IL-12 shall mean:

                          a. the proteins, peptides or polypeptides, referred to as NKSF, CLMF or IL-12, which are described or claimed in the GI and/or Roche patent applications set forth on Appendix A (the "Protein");

                          b. the subunits of the Protein or combination of such subunits to form the Protein;

                          c. the polynucleotides ("PNs") which encode the Protein, the subunits of the Protein and/or subsequences thereof;

                          d. any modified form of the Protein; or

                          e. naturally occurring allotypic variant or mutant forms of the Protein or of the PNs noted above.

                 As used in this Agreement, "Vaccine Adjuvant" means the use of IL-12 in combination with an immunogen (e.g., viral proteins, parasite proteins or miscellaneous antigens) or polynucleotides encoding an immunogen to enhance, suppress or otherwise modulate the immune system in response to disease in vivo or ex vivo; as used in this sentence, "combination" means use in conjunction with, simultaneously with (combined or uncombined) or sequentially with an immunogen.

                 As used in this Agreement, "Gene Therapy" means the genetic modification of human somatic cells by the introduction of exogenous DNA or RNA into those somatic cells for the purpose of expressing IL-12 in vivo for the treatment or prevention of disease or genetic defect.

3.   TERRITORY AND LICENSE RIGHTS.

       GI shall grant the joint venture exclusive rights to develop, use and sell IL-12 throughout the Territory in the Field. The joint venture will also have the non-exclusive right to formulate, fill and finish IL-12 bulk drug substance and to use IL-12 as a research reagent, and have others do so on the joint venture's behalf. GI will reserve the exclusive right to manufacture IL-12 bulk drug substance subject to Section 9, below, and the non-exclusive right in the Field to conduct discovery research and

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
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collaborate with non-commercial third parties on discovery research related to
IL-12, but shall reserve or obtain a license (or rights to license) for the joint venture to develop, use and sell in the Territory new uses or other improvements to the IL-12 products in the Field resulting from such discovery research with non-commercial third parties.

         These rights will be transferred in the Territory in consideration of the royalties, milestone payments and benchmark payments described below. The transfer will be in the form of a license to GI's current and future IL-12 patent and know-how rights, a sublicense to the Roche Rights and an assumption by the joint venture, as an affiliate of GI, of the Wistar Rights under the Wistar License Agreement.

         The license agreement will include, without limitation, customary and usual provisions covering such matters as confidentiality and patent right protection, maintenance and enforcement, and representations to the joint venture (to the best of GI's knowledge in the case of clauses (i), (ii) and (v)) regarding (i) ownership of patents and technology free and clear of third party claims, (ii) absence of infringement of third party patents, (iii) authority to grant rights to the joint venture pursuant to the Roche License Agreement and other applicable agreements, (iv) authority to allow the joint venture to assume the rights of a directly licensed affiliate of GI under the Wistar License Agreement, and (v) satisfaction of other statutory conditions for securing patent protection. The joint venture shall waive any rights to seek damages or any other remedy for the breach of the foregoing representations unless such a breach has a material and adverse impact on the joint venture.

         The license agreement shall also contain provisions pursuant to which GI will have the first right to seek, obtain and maintain patents at the joint venture's expense in the Territory, and the joint venture will have the secondary right to do so in the event GI elects not to do so with respect to a particular patent right. GI agrees to give the joint venture and Wyeth adequate information and notice, to the extent practical, to exercise its secondary rights. The license shall also give GI the first right to initiate litigation against infringers in the Territory, and, in the event GI fails to initiate suit within 60 days of receipt of a request to do so, the joint venture shall have the right to initiate litigation or permit Wyeth to initiate litigation in its Sales Territory (as defined below). The non-initiating party (i.e., GI or the joint venture) shall have the right to contribute up to *** of the costs incurred in any such suit and to share in the damages or royalties in proportion to such funding contribution. These

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Exchange Commission.  Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -5-

rights shall also apply to the Roche Rights and the Wistar Rights in so far as permitted by the Roche and Wistar license agreements. Notwithstanding anything to the contrary, any settlement of such litigation by the initiating party shall require the consent of the non-initiating party, which consent will not be unreasonably withheld. In addition, the license agreement will include appropriate provisions concerning the conduct of the defense against third party claims of patent infringement.

4.       STRUCTURE OF THE JOINT VENTURE.

         The parties agree to form a joint venture which may involve the organization of one or more partnerships, corporations or other entities to be owned fifty (50) percent by GI or a GI controlled affiliate, designated by GI, and fifty (50) percent by AHP, or an AHP controlled affiliate, designated by AHP.

         The parties shall take into consideration marketing, operational, legal, financial and tax considerations in selecting the form and domicile for each of the joint venture entities and in structuring the relationship and roles of GI, AHP and Wyeth in providing services and supplies to the joint venture and each of such entities.

         AHP and Wyeth shall have the right to terminate their interest in the joint venture and all of its other entities without cause on or after ****************, including any marketing rights; provided that they:

                 a. provide GI with at least ********** prior written notice of such termination;

                 b. fulfill all of their obligations for on-going and previously approved activities during the ********* notice period with the understanding that ******* ************* and ******** shall not ******** ****** the ***** of ******** in the prior ********* period and that ***** and *** shall not be *********** for the ******* of any ******* ********* ******** during such ********* period; and

                 c. continue, after such termination, to perform such activities, at GI's request and expense, to the extent reasonably necessary for GI to obtain by filing or transfer any applicable regulatory filings or approvals or other rights to continue clinical development or otherwise to permit the IL-12 products to remain on the market. In such event, the parties shall take all necessary action, beginning with the giving of notice by AHP and Wyeth, to transfer any regulatory

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American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -6-

         filings or approvals, clinical data, and trademarks, etc. to GI or its designee, and to support GI in making any necessary filings so that the period of time after such termination during which Wyeth or AHP have to continue to perform such activities on behalf of GI can be minimized. Further, AHP and Wyeth shall provide continuing rights to GI to use any other intellectual property rights owned by AHP or Wyeth at the time of such notice to enable GI, its licensees and distributors to continue its, AHP's and Wyeth's activities contemplated by the definitive agreements.

5. LICENSE FEES AND ROYALTIES. GI will be paid the following license fees (in the form of signature and milestone payments) and royalties by the joint venture:

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Exchange Commission.  Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -7-


         a. License Fees -

         Milestone
         Payment Due                       Payment
- - ------------------------------------       -----------
Earlier of: (i) execution of the           *************
definitive agreements or
(ii) August 31, 1994, (the "Payment
Date")

The later of (i) ********** of *****       ************ per indication
***************** (1) or (ii) the
Payment Date

************* of ******** in a             *********** per indication
***** ** ******** *****(1)(2)

********** (1):  ****                      *********** per indication
                 ****                      *********** per indication
************ (1):  ****                    *********** per indication
                   ****                    *********** per indication

_______________________________
(1) Payments will be made for the first indication to achieve each milestone in each of up to ***** therapeutic areas outside the Vaccine Adjuvant and Gene
Therapy fields.   For this purpose, a therapeutic area shall be considered a distinct disease class, such as ******* ********** **** ******** etc.
Accordingly, GI would only receive payments once for each completed milestone in each therapeutic area. If the first indication in a therapeutic area fails before PLA approval, GI would be entitled to receive any unpaid milestone payments for that therapeutic area as milestones are achieved in another indication in that area or in another indication in an additional therapeutic area for which the remaining milestone payments have not been paid. In no event shall GI receive, in addition to the *********** signature payment, milestone payments in excess of ************* in any one therapeutic area or milestone payments in excess of ************** in the aggregate for all therapeutic areas.

(2) ************* of ******** will be more specifically described in the definitive agreements.

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Exchange Commission.  Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
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         b.  Royalty Schedule - Royalties shall be reported and paid 45 days after the end of each calendar quarter to GI by the joint venture on the aggregate annual net sales of all IL-12 products sold during such quarter by the joint venture or its affiliates to the first unrelated third party excluding *************** and **** ******* product sales. The following royalty rates shall apply to each bracket of aggregate annual net sales:

              Annual
         IL-12 Net Sales                          Royalty Rate
         ---------------                          ------------
$ U.S.    ************  MM                            ****

         *************  MM                            ****

         *************  MM                            ****

         *************  MM                            ****

                 *****                                ****

         The beginning of the annual period, for the purpose of calculating royalties, shall be the first full calendar quarter of net sales of IL-12 following market approval anywhere in the Territory, and shall be independent of the fiscal year of the joint venture.

         Royalties shall be payable on a country-by-country basis in the Territory for the life of any of the patent rights in the case of each IL-12 product the manufacture, use or sale of which is covered by a valid claim under applicable patent rights, or, in the absence of such patent rights, ** years from the first commercial sale, on a country-by-country basis, of any IL-12 product using any of the know-how.

         c. Third Party Royalties - The joint venture shall be responsible for any royalties, or other payments payable to Roche, on or after ************, arising out of the Roche License Agreement with respect to the Territory. As a directly-licensed affiliate of GI under the Wistar License Agreement, the joint venture shall also be obligated to pay, or reimburse GI for payment of, royalties (or payments arising out of the sublicense to permitted third parties of any Wistar Rights) payable to Wistar on or after ************. The joint venture shall be paid any royalties and other payments payable by Roche to GI which arise out of the sale of IL-12 in the Territory. In the event that the joint venture, or GI, with the consent of the joint venture, which shall not be unreasonably withheld, enters into any future agreements

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American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -9-

providing for the payment of royalties or other amounts on sales of IL-12 in the Territory, the joint venture shall pay such amounts, but ******** of such payments by the joint venture shall be creditable against up to ******** of the royalties paid by the joint venture to GI (as provided by Section 5.b., above) on sales of IL-12 products, the sale of which are subject to such third party royalty, with respect to the same calendar quarter in which such IL-12 products are sold.

6.       GI'S PUT/CALL OPTION.

         If, at any time, AHP's Voting Interest (as defined in the Governance Agreement) is less than ***, GI shall have the right, but not the obligation, to initiate buy-sell proceedings. In the event that GI desires to initiate buy-sell proceedings, it shall submit to AHP in writing a proposed purchase price for AHP's entire interest in the joint venture. Within ******* after the receipt of a proposed purchase price from GI, AHP shall elect to (x) purchase GI's entire interest in the joint venture at the proposed purchase price or (y) sell its entire interest in the joint venture to GI at the proposed purchase price. Any failure to respond to GI in writing within such time period will be deemed an election by AHP to sell its entire interest in the joint venture to GI. The closing of any such purchase and sale shall be made in cash or by delivery of the Note (as defined below) and shall be consummated within ******** from AHP's decision to purchase or sell.

         The definitive agreements shall provide that GI be permitted to pay the purchase price by delivering the Note to AHP in the event that AHP or Holdings (i) has exercised any of its then existing rights under the Governance Agreement preventing GI from raising the necessary capital, through debt or equity financing, to purchase AHP's interest in the joint venture or (ii) does not vote its shares of GI voting securities in favor of a GI management proposal to increase the authorized capital stock of GI. The "Note" shall be an installment note with a final maturity not to exceed ******** and interest accruing at the prime rate of the Bank of Boston.

         In the event of a purchase and sale, the license from GI to the joint venture and GI's IL-12 supply rights and obligations shall remain in effect. Further, if at the time of a purchase and sale, the joint venture shall have an existing agreement with the selling partner or any of the selling partner's affiliates for the conduct of activities (other than the right and obligation of GI to supply bulk material), the purchasing partner shall have the right, upon six months prior written notice to the selling partner, to terminate any or all of such agreements, but the selling partner

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American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -10-

shall be obligated, at the election of the purchasing partner, to perform under any such agreement or agreements for a period equal to the lesser of (x) the remaining term of any such agreement or agreements or (y) ********.

         After such period, at the purchasing partner's request and expense, the selling partner shall continue to perform activities to the extent reasonably necessary for the purchasing partner to obtain by filing or transfer any applicable regulatory filings or approvals or other rights to continue clinical development or otherwise to permit the IL-12 products to remain on the market. In such event, the parties shall take all necessary action, beginning with the election by AHP to purchase or sell, to transfer any regulatory filings or approvals, clinical data, and trademarks, etc. to the purchasing partner or its designee, and to support the purchasing partner in making any necessary filings so that the period of time after such termination during which the selling partner has to continue to perform such activities on behalf of the purchasing partner can be minimized. Further, the selling partner shall provide continuing rights to the purchasing partner to use any other intellectual property rights owned by the selling partner at the time of such notice to enable the purchasing partner, its licensees and distributors to continue the selling partner's activities contemplated by the definitive agreements.

7.       MANAGEMENT.

         The overall business of the joint venture shall be managed by a steering committee ("Steering Committee") composed of 6-10 members, an equal number of whom shall be designated by Wyeth and by GI, in their discretion.

         The development of IL-12 as a therapeutic or prophylactic protein product (excluding Vaccine Adjuvant and Gene Therapy products) shall be managed day-to-day by an evolving project team ("Project Team") composed of members designated by Wyeth and GI, in their discretion, taking into consideration the then-current development and commercialization needs of the joint venture.
Each party shall appoint a project director and these persons shall work together to coordinate the activities of the Project Team. The Project Team shall report to the Steering Committee at regular intervals. To facilitate good communications and harmonization in project planning, the Project Team will prepare (a) a research strategy and global development plan (as soon as possible), (b) a registration and positioning strategy document (end of Phase
II), and (c) annual operating plans for the project. In addition, the Project Team will meet on a regular basis to maximize coordination and cooperation between Wyeth and GI.

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -11-


         It is the intent of the parties that all decisions to be made by the joint venture be made by the consensus of the Project Team and/or the consensus of the Steering Committee. Consensus shall mean the determination of at least a majority of the members present at any meeting at which at least a majority of the entire board or team is present, provided that such majority shall include at least one member designated by each partner. The Steering Committee shall resolve any deadlocks on the Project Team after consultation with the members of the Project Team.

         Major decisions ("Major Decisions") requiring the consent of the Steering Committee shall be set forth in the definitive agreement and shall include, without limitation:

               (i) approval of annual budgets and subsequent revisions to such annual budgets;

               (ii) approval of strategic plans and the implementation thereof;

               (iii) approval of product, clinical and market development plans and budgets;

               (iv) approval of product registration, labelling and promotional plans and budgets therefor;

               (v) approval of formulation, filling and finishing plans and budgets therefor;

               (vi) approval of material services to be purchased by the joint venture from the partners, their affiliates or from third parties;

               (vii) direction of negotiations regarding commercial transactions of the joint venture, including, but not limited to, transactions with AHP, GI or their respective affiliates;

               (viii) approval of the timing and amount of the contribution by the partners of capital to the joint venture and, taking into consideration such factors as the capital requirements of the joint venture and a preference for current distributions, the distribution of cash flow to the partners;

               (ix) appointment or removal of independent public accountants and legal counsel;

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American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
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                 (x)      commencement, prosecution, defense or settlement of
any litigation or arbitration or potential litigation or arbitration;

                 (xi) incurrence of debt and/or equity financing from third parties;

                 (xii) purchase, acquisition or formation of another entity or business;

                 (xiii) creation of liens, mortgages, pledges or other forms of encumbrances upon any of the assets of the joint venture;

                 (xiv) sale, lease, transfer or exchange of significant parts of the business or assets of the joint venture;

                 (xv) approval of material cash disbursements, payments and amounts to be set aside as reserves;

                 (xvi) any other matter which might substantially affect the financial condition, operations or business of the joint venture;

                 (xvii) a decision of the joint venture (or GI on behalf of the joint venture) to license-in or acquire patent or know-how rights related to IL-12, the cost of which, in whole or in part, will be paid for by the joint venture; and

                 (xviii) any matter reasonably designated as a "Major Decision" by either partner.

Anything to the contrary notwithstanding, and subject to the Executive Dispute resolution mechanism set forth below, the foregoing right of the partners to participate in Major Decisions shall be limited by the preferential rights of the parties to be set forth in agreements with the joint venture as described in the remainder of this Section, and in Section 3 (prosecution, maintenance and enforcement of patents), Section 9 (supply rights), Section 10 (Marketing Organization registration management rights), Section 11 (Marketing Organization promotion decisions) and Section 12 (Vaccine Adjuvant and Gene Therapy development and commercialization management).

         In the event that the Steering Committee is unable to reach a consensus on any Major Decision and such inability continues for a period of ******* after its first consideration by the Steering Committee, either partner shall have the right to request that the issue be submitted to the Chief Executive Officer of GI and the

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American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
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executive officer in charge of pharmaceutical operations of AHP (the "Executive
Officers") for final binding resolution.

         The Executive Officers shall be required to use their diligent efforts to resolve any issue referred to them within ******* of its referral to them. Each Executive Officer shall have the right to engage the services of any number of independent experts in the field in question (the individuals so engaged by each Executive Officer to be reasonably acceptable to the other Executive Officer in terms of independence and expertise) to assist the Executive Officer in making a joint determination in the best interest of the joint venture, and each Executive Officer shall be obligated to consider in good faith the analyses and opinions of any such independent experts engaged by either of them in making a determination.

         In the event that the Executive Officers are unable to resolve a matter within ******* of its referral to them, GI shall have the right to make the final determination with respect to the following product development issues:

                 (i)      whether or not to ******** ************ ******* in a
*** ********** or *********** ****;

                 (ii)     whether or not to **** an *** or ******** ********
****** for a *******************;

                 (iii)    whether or not to **** to ***** ** ******** ******
for a *******************;

                 (iv)     whether or not to **** to ***** *** ******** ******
for a *******************;

                 (v) approval of budgets for the achievement of (i)-(iv), above; and

                 (vi) whether or not and on what terms to pursue a specific business opportunity with a third party or Wyeth (which GI reasonably determines, after consultation with Wyeth, is in the best interests of the joint venture) for the development and commercialization of **************** or ************* indications as contemplated by **********.

         In the event that the Executive Officers are unable to resolve a matter within ******* of its referral to them and the matter involves regulatory filings or local country marketing or promotional activities, the party affiliated with the Marketing Organization (as defined below) having marketing rights in the

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American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -14-

territory involved shall have the right to make the final determination with respect to such issue. Notwithstanding the foregoing, the parties recognize the need to coordinate their activities in these areas and agree to use good faith efforts not to take any actions that would seriously conflict with the registration or promotional strategy of the other Marketing Organization.

         In the event the Executive Officers are unable to resolve any other matter within ******* of its referral to them, the parties shall continue to discuss such issue in good faith until a determination is made.

8.       CAPITAL CONTRIBUTIONS.

         The partners agree to fund all expenses of the joint venture for the development and commercialization of IL-12, which are approved by the Steering Committee, or in the event of a failure to reach consensus, approved by the Executive Officers or a tie- breaking partner in accordance with Section 7, except as provided below. The joint venture shall pay all reasonable expenses incurred by GI for the development and commercialization of IL-12 in the Field (and which are not related to IL-12 manufacturing process development) between July 1, 1994 and the execution of the definitive agreements. The budget for the period between the execution of the definitive agreements and December 31, 1994 shall be included in the definitive agreement and shall be deemed to be approved by the Steering Committee. Thereafter, annual budgets shall be promptly prepared by the Project Team and approved by the Steering Committee.

         The definitive agreements shall include (x) rights of one partner to pursue activities that the other partner does not desire to pursue, as described below, and (y) provisions prohibiting AHP or Holdings from exercising any of AHP's or Holding's then existing rights under the Governance Agreement which would prevent or interfere with GI's exercising its tie-breaking rights or with GI's carrying out of a right to independently pursue an activity.

         In the event the joint venture decides not to proceed with development in a particular therapeutic area, a partner (the "Sole Partner") may elect to continue development in such therapeutic area. If the other partner (the "Other Partner") declines to fund or otherwise participate in this development work through the joint venture, the Sole Partner electing to continue shall fund all development costs and receive sole rights to indications in such therapeutic area. The Sole Partner shall also pay ***** **** ******* of the amount of any applicable milestone payments to GI

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -15-

otherwise payable by the joint venture. The Sole Partner shall keep the other partner informed on a timely basis of progress in the development program. At any point prior to the filing of a PLA in such therapeutic area, the Other Partner may cause the joint venture to reacquire rights for such therapeutic area. The joint venture shall reimburse the Sole Partner **** of its development costs not funded by the joint venture if the rights are reacquired before initiation of **************** in such therapeutic area and **** of its development costs not funded by the joint venture if the rights are reacquired after the initiation of **************** in such therapeutic area. Upon such reacquisition, the Other Partner shall also pay GI the remaining ****************** of any milestone payments partially paid by the Sole Partner for such therapeutic area.

         In the event that one of the partners disagrees with a decision of the joint venture, made through the tie-breaking procedure, to proceed with development in a particular therapeutic area, that partner may give ********** notice of its decision to discontinue funding further development in that therapeutic area. During the ********* period, the partner providing such notice shall fulfill all of its obligations for on-going and previously approved activities for such therapeutic area with the understanding that ******* ************* and ******** shall not ********* ****** the ***** of
******** in the prior ********* period and that such partner shall no longer be *********** for the ******* of any ******* ********* ******** for such therapeutic area during such ********* period, and the other partner shall only be *********** for the ******* of ***** **** ******* of such ********* ********
during such period. At the end of such ********* period, the other partner may, in its sole discretion, continue at its own expense development in such therapeutic area as Sole Partner, ********* ******* to GI of ***** **** ******* of any additional ********* ******** otherwise due GI by the joint venture. If it does so, the Sole Partner shall acquire all rights for the therapeutic area, subject to the buyback provision above.

Notwithstanding the above, a partner may not elect to discontinue funding in the ********* **** ** ********* therapeutic areas until after the completion of the ***** ***** ** ***** in such therapeutic area.

9.       MANUFACTURE AND SUPPLY OF IL-12.

         The joint venture shall purchase all of its requirements of IL-12 bulk drug substance from GI for all purposes. GI shall be solely responsible for the development of, and the ***** ********** with developing, a commercial scale production process for IL-12

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -16-

bulk drug substance, and shall supply all of such requirements.

         All IL-12 bulk drug substance supplied by GI for preclinical and clinical purposes pursuant to the foregoing right shall be supplied and invoiced at GI's Direct Manufacturing Cost, F.O.B. GI's manufacturing facility. The material shall be inventoried either by GI or the joint venture. GI shall invoice the joint venture for GI's Direct Manufacturing Cost associated with each production run of IL-12 bulk drug substance at the completion of the production run of such supply and the joint venture shall make such payments to GI within thirty (30) days of receipt of the applicable invoice. The joint venture agrees to purchase the next production run which is scheduled to run from ************ through ************ with the understanding that delivery will not be made until completion of the production run in ************. The obligation to purchase future production runs shall be subject to their inclusion in a clinical production plan to be prepared by the Project Team and approved by the Steering Committee.

         GI shall have the right to undertake such manufacture itself, through an affiliate, or, with the consent of the joint venture which shall not be unreasonably withheld, through a third party. In the event that GI uses an affiliate to undertake such manufacture, all IL-12 bulk drug substance so supplied shall be supplied at such affiliate's Direct Manufacturing Cost, F.O.B. such Affiliate's manufacturing facility.

         The joint venture shall determine whether GI, the joint venture, an affiliate of AHP or a third party will formulate, fill and finish (including packaging) the IL-12 product for clinical and commercial purposes, and shall choose the most efficient and cost effective alternative. In the event GI agrees to perform such formulation, fill and finish activities for clinical supply, all of such activities shall be paid by the joint venture and invoiced at GI's Direct Cost, and GI shall have the right to use an affiliate or unrelated third party to perform such services on GI's behalf.

            All IL-12 (either in bulk or final form) supplied by GI for commercial purposes pursuant to the foregoing right shall be supplied to the joint venture pursuant to the terms of a separate supply agreement. Such supply agreement shall be entered into no later than ********** prior to the anticipated initiation of ***** *******************, and at such time, the joint venture shall have determined (as provided above) who will formulate, fill and finish the final product. GI shall supply commercial IL-12 bulk drug substance at a price equal to ********** ******* (x) ****** ******* ***** of net sales of IL-12 and (y) the Direct Cost incurred by the joint venture in formulating, filling and finishing the IL-12

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -17-

product. In the event that, pursuant to the terms of the supply agreement, GI is also responsible for formulating, filling and finishing the IL-12 product, GI shall be paid *** of the net sales of the IL-12. Payment shall be made on delivery (net/30) and the calculation of the purchase price shall be based on the weighted- average worldwide net sales per international activity unit based on the most recent calendar quarter's average net selling price per activity unit. A good faith estimate and payment shall be made for shipments made prior to the giving of the first royalty report, and an adjustment made in the form of a credit to the joint venture or a payment to GI promptly following receipt of such report by GI.

         In addition to such terms regarding supply price, each supply agreement shall contain terms regarding forecast procedures, reporting of net sales, order and delivery times, minimum and maximum quantities, hardship
provisions and other usual and customary terms.   In addition, the supply
agreement shall contain customary and reasonable terms authorizing the joint venture to make, or have made, IL-12 bulk drug substance during such times and to the extent that GI is unable to meet all of GI and the joint venture's requirements in their respective territories to assure a fair apportionment of bulk supplies.

         For the purpose of this Agreement,

         "Direct Cost" means (a) costs directly attributable to an activity (i.e., those costs which vary with such activity), including, but not limited to, direct labor and benefit expenses for such activity and consumable bulk and other materials, as determined in accordance with generally accepted cost accounting practices in the country of the activity, plus (b) fixed overhead costs allocable to the activity, including, but not limited to, direct benefit and labor expenses for technical services and support services, depreciation, maintenance and repairs and insurance costs associated with such activity, as determined in accordance with generally accepted cost accounting practices in the country of the activity; and

         "Direct Manufacturing Cost" means (a) costs directly attributable to manufacturing, quality assurance and quality control related to a unit of product (i.e., those costs which vary with production), including, but not limited to, direct labor and benefit expenses for manufacturing, and consumable bulk and other production materials, as determined in accordance with generally accepted cost accounting practices in the country of manufacture, plus (b) fixed manufacturing overhead costs allocable to the product based on the actual percentage utilization (including start-up and shut-down time) of the capacity of the manufacturing

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -18-

facility, including, but not limited to, direct benefit and labor expenses for technical services and support services, depreciation, maintenance and repairs and insurance costs associated with such utilization of the manufacturing facility, as determined in accordance with generally accepted cost accounting practices in the country of manufacture. Without limiting the generality of the foregoing, Direct Manufacturing Cost shall be deemed to include (x) the full cost associated with quality control samples, retention samples, manufacturing losses and production rejects and (y) payments (including, without limitation, royalties, option fees or license fees) made to one or more third parties to obtain a license or similar right in the absence of which manufacture could not be legally undertaken.

10.      DEVELOPMENT ACTIVITIES.

         It is the intention of the parties that all pre-clinical, clinical, regulatory and Territory-wide product development activities (other than manufacturing process development which is GI's responsibility or Gene Therapy and Vaccine Adjuvant activities) shall be purchased by the joint venture from the partners or their affiliates to the extent practical. The Project Team shall be responsible for all of such activities to be conducted in the Territory. The joint venture shall take into consideration the extent to which Wyeth or GI offer special expertise which can advance the development of IL-12 in contracting for their services. Wyeth and GI agree to make their services available to the joint venture to the extent reasonably requested by the joint venture. Phase IV clinical trials shall be paid for by each Marketing Organization in their respective Sales Territory (as defined below).

         The joint venture will enter into development agreements with GI and Wyeth, or their designees to accomplish the purposes of this section. Services under such agreements will be compensated based on the **** of ****** *****, including ******* ********, plus ***** **** ******* of such ***** **** and
******** and plus any *********** (subject to the last sentence of Section **) and *******************.

         To the extent permitted by law, IL-12 will be registered, and PLA's will be filed, in the name of each Marketing Organization in their Sales Territory. All costs of filing for investigation of IL-12 or for regulatory approval of IL-12 (other than Phase IV trials) will be paid for by the joint venture. In addition, to the extent permitted by law, the IL-12 label will contain the name of

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -19-


the Marketing Organization for that Sales Territory and the name of the manufacturer of the IL-12 bulk drug substance.

         In the event the joint venture determines that Wyeth or GI are unable to provide certain services, the joint venture will have the right to purchase services from unrelated third parties. In addition, Wyeth and GI will also have the right to subcontract with third parties in performing services for the joint venture for activities which they would generally seek third party assistance in connection with their other products (e.g., research collaborations, pre-clinical and clinical investigations, toxicology studies, clinical monitoring, etc.).

11.      COMMERCIALIZATION AND MARKETING.

         The joint venture shall appoint exclusive marketing organizations ("Marketing Organization(s)") to market and sell IL-12 in the Field in the Territory, other than for Vaccine Adjuvant and Gene Therapy products which the joint venture determines should be developed by a third party. Each Marketing Organization shall enter into a sales and distribution agreement with the joint venture for its respective portion of the Territory (the "Sales Territory"). Such agreement shall contain customary and reasonable terms, including without limitation, supply and delivery terms, warranties, diligence obligations, etc.

         GI, or a GI affiliate designated by GI, shall be appointed by the joint venture as a Marketing Organization in the United States and its territories and possessions, and in Canada and Mexico (together, "North America"). Wyeth, or a Wyeth affiliate designated by Wyeth, shall be appointed by the joint venture as a Marketing Organization in the remainder of the Territory. In the event GI determines that ********** ***** ****** is required in ***** ******* to maximize its return on its investment, *****, or a ***** ********* designated by *****, shall have the ***** ** ***** ***************
************* ****** to enter into * ************ ********* with ** on commercially reasonable terms. It is understood that all compensation for any such ************ activity shall be paid by *** and not by *** ***** *******.

         Under their agreements with the joint venture, each Marketing Organization shall be paid a commission of *** of their respective net sales and shall fund and diligently perform the following activities in its Sales
Territory:

         a. Own, hold and maintain IL-12 marketing authorizations and trademarks;

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -20-


         b. Establish suggested list prices and discounting policy, and negotiate reimbursement terms with government authorities;

         c. In coordination with the pan-Territory education and promotion programs, conduct educational and promotional activities; and

         d. Register, distribute, sell and market IL-12 (including booking sales and establishing, training, managing and funding of a sales force effort).

12.      VACCINE ADJUVANT AND GENE THERAPY DEVELOPMENT ACTIVITIES.

         The parties intend that the joint venture will enter into an agreement with GI to manage the development and commercialization of IL-12 in the Vaccine Adjuvant and Gene Therapy fields, and anticipate that the joint venture will enter into development and commercialization collaborations with third parties to access vaccine and gene therapy products and technologies and commercialize IL-12 in these fields. It is also anticipated that such third party collaborators will receive significant marketing rights as part of such transactions. GI shall review with the Steering Committee such proposed collaborations. AHP agrees to waive its rights of first refusal under Section
3.07 of the Governance Agreement with respect to such proposed collaborations.

         In the event the joint venture enters into such a collaboration, any revenue, royalties, fees or consideration payable to the joint venture by such third party shall be paid *** to GI and *** to the joint venture. IL-12 bulk drug substance shall only be supplied to such third parties through the joint venture. As provided in Section 5.c., above, the joint venture shall also be responsible for payments to Roche and Wistar.

         In the event the joint venture decides, to itself develop and commercialize an IL-12 Vaccine Adjuvant or Gene Therapy product, then the joint venture shall negotiate good faith license fees payable to GI on the accomplishment of appropriate milestones which shall not exceed *********** per product and with payments for no more than *** complete sets of benchmarks regardless of the number of Vaccine Adjuvant and Gene Therapy products that may be commercialized by the joint venture. Thus, if *** products complete development and their benchmarks are fully paid, no additional benchmarks shall be payable for a ***** product. If any of the first *** products (or their substitutes) fail before payment of all of the benchmarks, then regardless of the value of a substitute product, only the remaining unpaid benchmark payments

Confidential Material Omitted and Filed Separately with the Securities and Exchange Commission. Asterisks denote omissions.


American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -21-

negotiated with respect to the product it is replacing shall be paid for such substitute product. In addition, in no event shall the aggregate benchmark payments for all Vaccine Adjuvant and Gene Therapy products exceed ***********.

         GI agrees to supply IL-12 to the joint venture for use in the Vaccine Adjuvant field at the same price as GI sold IL-12 bulk drug substance to the joint venture during the most recent calendar quarter. In the event there have been no sales of such IL- 12 bulk drug substance, such price shall be based on *** of the final Vaccine Adjuvant product (IL-12 plus the vaccine) net sales, but in no event less than GI's Direct Manufacturing Cost plus *********** **** *******. In addition, in no event shall the IL-12 bulk drug substance supply price exceed ****** **** ******* of the final Vaccine Adjuvant product (IL-12 plus the vaccine) net sales.

13.      GLOBAL COORDINATION.

         The parties acknowledge that it is in their interest to adopt strategies which harmonize clinical and regulatory strategies throughout the Territory, and that notwithstanding Wyeth's and GI's rights to break a tie with respect to certain major decisions, they will use their best efforts to strive for good communication so that there is an appropriate environment for reaching consensus. GI further agrees to use commercially reasonable and diligent efforts to work with GI-Yamanouchi, Inc., its Japanese joint venture with Yamanouchi Pharmaceutical Co., Ltd. and anticipated IL-12 partner in Japan, and enlist their cooperation in the formulation of a global strategy for development and commercialization of IL-12.

14.      DEFINITIVE AGREEMENTS; INTERIM OPERATIONS.

         This agreement constitutes the acceptance by AHP of a modified offer under Section 3.07 of the Governance Agreement, and shall be a binding agreement of the parties. GI, AHP and Wyeth agree to use their best efforts, with their utmost speed and diligence, to draft, negotiate, execute and deliver as soon as is practical definitive agreements reflecting the formation of the joint venture, its related entities, and the related agreements contemplated herein. Each party agrees to negotiate reasonably and in good faith towards such definitive agreements.

         The joint venture shall be deemed to be formed as of July 1, 1994, upon the ratification of this Agreement by the independent directors on the GI Board of Directors. The joint venture shall pay GI and Wyeth all amounts due under this Agreement on the earlier of (i) the date on which the definitive agreements are

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -22-

signed or (ii) August 31, 1994 if they are not yet signed. On such date, the parties shall fund the joint venture to the extent required to make the signature payment, any payments for completed milestones, and the reimbursement projected for expenses to be incurred by the joint venture through December 31, 1994.

15. MISCELLANEOUS.

         NOTICES. All notices from one party to the others will be in writing and will be given by addressing the same to the other at the address or facsimile number set forth in this Agreement, or at such other address or facsimile number as either may specify in writing to the other. Notices to:

         GI will be marked:                "ATTENTION:      GENERAL COUNSEL"

           with a copy to:                 "ATTENTION:      VICE PRESIDENT
CORPORATE DEVELOPMENT"

         AHP will be marked:               "ATTENTION:      GENERAL COUNSEL".

         Wyeth will be marked:             "ATTENTION:      DR. H. MUELLER AND
                                                            DR. R. LEVY".

         All notices will become effective when deposited in the United States
                 Mail with proper postage for first class registered or certified mail prepaid, return receipt requested, or when delivered personally, or, if promptly confirmed by mail as provided above, when dispatched by facsimile.

         ASSIGNMENT. This Agreement, and the rights and obligations hereunder, may not be assigned or transferred by any party without the prior written consent of the other parties, except that a party may assign this Agreement to an affiliated company, or in connection with its merger, consolidation, sale or sale of all or substantially all of its assets.

         ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with regard to its subject matter, and supersedes all previous written or oral representations, agreements and understandings between GI and AHP.

         NO MODIFICATION. This Agreement may be changed only by a writing signed by the parties.

         SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -23-

         respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and all other provisions shall remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad, it shall be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law.

         APPLICABLE LAW. This Agreement will in all events and for all purposes be governed by, and construed in accordance with, the law of The Commonwealth of Massachusetts without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

         RATIFICATION. This Agreement is subject to ratification by the independent directors on the GI Board of Directors.

         If you agree that this letter sets forth your understanding of our agreement, kindly sign both copies of this letter and return one copy and we will proceed with the project.

                                        Very truly yours,

                                        GENETICS INSTITUTE, INC.

                                        Jack Morgan
                                        Vice President
                                        -Corporate Development

     Agreed and Accepted:

AMERICAN HOME PRODUCTS CORPORATION         WYETH AYERST LABORATORIES
By:_______________________                 By:____________________


Name:_____________________                 Name:______________________


Title:____________________                 Title:____________________


Date:_____________________                 Date:______________________

cc:      Louis Hoynes, Jr.
         Lawrence Stein
         Tuan Ha-Ngoc

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -24-


                                   APPENDIX A
                                   ----------

                              IL-12 PATENT RIGHTS
                              -------------------

GI

COUNTRY  ____             FILING DATE      APPLICATION NO.  PATENT NO.
- - -------                   -----------      ---------------  ----------
Australia                 11/9/89          46673/89         638430

Canada                    11/9/89          2,002,607-3

Europe  a*)               11/9/89          90901161.1
        b**)              9/4/91           91918119.8

Japan a)                  11/9/89          501209/90
      b)                  9/4/91           516686/91

Mexico                    6/5/92           92/3294

PCT  a)                   11/9/89          PCT/US89/05027
     b)                   9/4/91           PCT/US91/06332

USA  a)                   11/10/88         269,945/88
     b)                   2/7/89           307,817/89
     c)                   9/18/90          584,941/90

ROCHE

COUNTRY                   FILING DATE      APPLICATION NO.  PATENT NO.
- - -------                   -----------      ---------------  ----------
Australia                 12/20/90            68349/90

Canada                    12/19/90            2032653-1

Europe***                 12/09/90            90123670.3

Ireland                   12/21/90            4694/90

Japan                     12/22/90            413259/90

New Zealand               12/19/90            236545

Philippines               12/19/90            41751

South Africa              12/19/90            10237/90      10237/90

American Home Products Corporation
Wyeth-Ayerst Laboratories
July 8, 1994
Page -25-



                                   APPENDIX A
                                   ----------

                              IL-12 PATENT RIGHTS
                              -------------------
(CONTINUED)
- - -----------

ROCHE (CONTINUED)
- - -----------------

COUNTRY  ______  FILING DATE      APPLICATION NO.  PATENT NO.
- - -------          -----------      ---------------  ----------
USA a)           12/22/89         455708/89

    b)           05/09/90         520935/90
    c)           08/27/90         572284/90
    d)           03/24/92         957023/92




* Designated countries: AT, BE, CH, DE, FR, GB, IT, LU, NL, SE

** Designated countries: AT, BE CH, DE, DK, ES, FR, GB, GR, IT, LU, NL, SE

*** Designated countries: AT, BE, CH, DE, DK, FR, GB, IT, LU, NL, SE